UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2007

COMPUMED, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-14210	95-2860434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 West Century Blvd., Suite 1285, Los Angeles, CA	90045
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 258-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On August 31, 2007, CompuMed, Inc. (the “Company”) held a special meeting of stockholders.  At the meeting, Maurizio Vecchione, the Interim Chief Executive Officer of the Company, made a presentation to stockholders and other attendees regarding the Company’s current projects and operations and future strategies, alternatives and considerations.  A copy of the materials presented at the meeting is included as Exhibit 99.1.

Item 8.01.  Other Events.

At the special meeting, stockholders did not approve either the proposal to increase the number of authorized common shares or the proposal to increase the number of authorized preferred shares of the Company’s capital stock.

EXHIBIT NUMBER	DESCRIPTION
99.1	Special Shareholder Meeting Presentation, dated August 31, 2007 (filed herewithin).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompuMed, Inc.
(Registrant)

Date	September 4, 2007

		By:	/s/ Maurizio Vecchione
Maurizio Vecchione
Interim Chief Executive Officer